Exhibit 10.15

FIRST COMMONWEALTH FINANCIAL CORPORATION

INCENTIVE COMPENSATION PLAN

RESTRICTED STOCK AGREEMENT

This Restricted Stock Agreement (this “Agreement”) is made as of the 15th day of April, 2011 (the “Effective Date”) between First Commonwealth Financial Corporation (the “Company”) and “Grantee” identified on the signature page of this Agreement. The Restricted Stock awarded pursuant to this Agreement is subject to the terms set forth herein and in all respects are subject to the terms and provisions of the First Commonwealth Financial Corporation Incentive Compensation Plan (the “Plan”) applicable to Restricted Stock, which terms and provisions are incorporated herein by this reference. Unless the context requires otherwise, the terms defined in the Plan shall have the same meanings herein.

1. Award of Stock. The Company hereby grants to the Grantee 25,000 shares of Restricted Stock (the “Shares”).

2. Forfeiture of Shares. The Shares are subject to forfeiture to the Company until such time as they become nonforfeitable as set forth below in this Section 2.

(a) All of the Shares will become nonforfeitable on the fifth anniversary of the Effective Date, provided that the Grantee remains an Employee through such anniversary.

(b) If the Grantee ceases to be an Employee for any reason other than the Grantee’s death or Disability, any Shares which have not as of the termination of Grantee’s employment become nonforfeitable will immediately and automatically be forfeited.

(c) If the Grantee ceases to be an Employee due to the Grantee’s death or Disability, any Shares which have not as of the termination of Grantee’s employment become nonforfeitable will immediately and automatically, without any action on the part of the Company, become nonforfeitable.

Notwithstanding the foregoing schedule, if a Change in Control occurs while the Grantee is an Employee, then any Shares which have not become nonforfeitable will immediately and automatically, without any action on the part of the Company, become nonforfeitable as of the date of the Change in Control.

3. Share Legends. The following legend will be placed on the certificates evidencing all Shares subject to forfeiture in accordance with Section 2, in addition to any other legends that may be required to be placed on such certificates pursuant to applicable law, the Plan or otherwise:

THE TRANSFERABILITY OF THIS CERTIFICATE AND THE SHARES REPRESENTED HEREBY ARE SUBJECT TO THE TERMS AND CONDITIONS OF THE FIRST COMMONWEALTH FINANCIAL CORPORATION INCENTIVE COMPENSATION PLAN AND A RESTRICTED STOCK AGREEMENT BETWEEN THE SHAREHOLDER NAMED ON THE FACE OF THIS CERTIFICATE AND FIRST COMMONWEALTH FINANCIAL CORPORATION (WHICH TERMS AND CONDITIONS MAY INCLUDE, WITHOUT LIMITATION, FORFEITURE CONDITIONS AND TRANSFER RESTRICTIONS). A COPY OF THAT

AGREEMENT IS ON FILE IN THE PRINCIPAL OFFICES OF FIRST COMMONWEALTH FINANCIAL CORPORATION AND WILL BE MADE AVAILABLE TO THE HOLDER OF THIS CERTIFICATE WITHOUT CHARGE UPON REQUEST TO THE SECRETARY OF THE CORPORATION.

4. Escrow of Shares.

(a) Certificates evidencing the Shares issued under this Agreement will be held in escrow by the Secretary of the Company or his or her designee (the “Escrow Holder”) until such Shares cease to be subject to forfeiture in accordance with Section 2, at which time the Escrow Holder will deliver such certificates representing the nonforfeitable Shares to the Grantee; provided, however, that no certificates for Shares will be delivered to the Grantee until appropriate arrangements have been made with the Company for the withholding or payment of any taxes that may be due with respect to such Shares.

(b) If any of the Shares are forfeited by the Grantee under Section 2, upon request by the Company, the Escrow Holder will deliver the stock certificate(s) evidencing those Shares to the Company, which will then have the right to retain and transfer those Shares to its own name free and clear of any rights of the Grantee under this Agreement or otherwise.

(c) The Escrow Holder is hereby directed to permit transfer of the Shares only in accordance with this Agreement or in accordance with instructions which are consistent with this Agreement which are signed by both parties. In the event further instructions are reasonably desired by the Escrow Holder, he or she shall be entitled to conclusively rely upon directions given by a majority of the members of the Board. The Escrow Holder shall have no liability for any act or omissions hereunder while acting in good faith in the exercise of his or her own judgment.

5. Rights of Grantee. The Grantee shall have the right to vote the Shares and to receive dividends with respect to the Shares.

6. Stock Splits, etc. If, while any of the Shares remain subject to forfeiture, there occurs any merger, consolidation, reorganization, recapitalization, stock split, stock dividend, combination or exchange of shares, or other similar change in the Company’s common stock, then any and all new, substituted or additional securities or other consideration to which the Grantee is entitled by reason of the Grantee’s ownership of the Shares will be immediately subject to this escrow, deposited with the Escrow Holder and included thereafter as “Shares” for purpose of this Agreement.

7. Tax Withholding. Grantee shall be required to deposit with the Company an amount of cash equal to the amount determined by the Company to be required with respect to any withholding taxes, FICA contributions, or the like under any federal, state, or local statute, ordinance, rule, or regulation in connection with the vesting or award of the Shares. Alternatively, the Company may, at Grantee’s election, (i) withhold the required amounts from Grantee’s pay during the pay periods next following the date on which any such applicable tax liability otherwise arises, or (ii) withhold a number of Shares otherwise deliverable having a Fair Market Value sufficient to satisfy the statutory minimum of all or part of Grantee’s estimated total federal, state, and local tax obligations associated with the vesting or award of the Shares.

8. Restriction on Transfer. Except for the escrow described in Section 4 hereof or the transfer of the Shares to the Company as contemplated by this Agreement, none of the Shares or any beneficial interest therein shall be transferred, encumbered, pledged or otherwise alienated or disposed of in any way until the Shares become nonforfeitable in accordance with Section 2 of this Agreement.

9. General Provisions:

(a) This Agreement, together with the Plan, constitutes the entire agreement between the Company and the Grantee regarding the grant of the Shares.

(b) The Committee may modify this Agreement to bring it into compliance with any valid and mandatory government regulation or exchange listing requirement. This Agreement may also be amended by the Committee with the consent of the Grantee. Any such amendment shall be in writing and signed by the Company and the Grantee.

(c) Nothing contained in this Agreement shall be deemed to require the Company and its Subsidiaries to continue the Grantee’s relationship as an Employee or to modify any agreement between the Grantee and the Company or its Subsidiaries relating thereto.

(d) The Committee may from time to time impose any conditions on the Shares as it deems reasonably necessary to ensure that the Plan and this Award satisfy the conditions of Rule 16b-3 of the Securities Exchange Act of 1934, as amended, and that Shares are issued and resold in compliance with the Securities Act of 1933, as amended.

(e) The Grantee agrees upon request execute any further documents or instruments necessary or desirable to carry out the purposes or intent of this Agreement.

(f) Grantee hereby acknowledges receipt of a copy of the Plan and agrees to be bound by all the terms and provisions thereof. The terms of the Plan as it presently exists, and as it may hereafter be amended, are deemed incorporated herein by reference, and in the event of any conflict between the terms of this Agreement and the provisions of the Plan, the provisions of the Plan shall be deemed to supersede the provisions of this Agreement.

(g) This Agreement shall be governed by, and enforced in accordance with, the laws of the Commonwealth of Pennsylvania without regard to the application of the principals of conflicts or choice of laws.

(h) This Agreement may be executed, including execution by facsimile signature, in one or more counterparts, each of which shall be deemed an original, and all of which together shall be deemed to be one and the same instrument.

Signature page follows.

IN WITNESS WHEREOF, the parties have duly executed this Restricted Stock Agreement as of the day and year first set forth above.

GRANTEE:	COMPANY:

/s/ I. Robert Emmerich	First Commonwealth Financial Corporation
Signature
	By:	/s/ John J. Dolan
I. Robert Emmerich	Name:	John J. Dolan
Printed Name	Title:	President and CEO

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